EXHIBIT 21

SUBSIDIARIES OF PEPSICO, INC. AS OF 12/27/2003

Company Name	Jurisdiction of Incorporation
A. R. Scott Ltd.	United Kingdom
Ahmedabad Advertising and Marketing Consultants Ltd.	India
Ainwick Corporation	Oregon
Alegro International, S. de R.L. de C.V.	Mexico
Alimentos del Istmo S.A.	Panama
Alimentos Quaker Oats y Compania limitada	Guatemala
Alliance Canners	Canada
Alpac Corporation	Washington
Anderson Hill Insurance Limited	Bermuda
Angkor Beverages Company Ltd.	Cambodia
Aradhana Beverages and Foods Co. Private Limited	India
Aradhana Snack Food Company	India
Aradhana Soft Drinks Company	India
B&H Project, Inc.	Florida
Bacchler - Consultadora E Servicos LDA.	Portugal
BAESA Capital Corporation	Cayman Islands
Beaman Bottling Company	Delaware
Bebidas Purificadas de Michoacan S.A. de C.V.	Mexico
Bebidas Purificadas de Occidente, S.A. de C.V.	Mexico
Bebidas Purificadas del Centro, S.A. de C.V.	Mexico
Bebidas Purificadas del Cupatitzio, S.A. de C.V.	Mexico
Beijing Pepsi-Cola Beverage Company Ltd.	China
Bell Taco Funding Syndicate	Australia
Beverage Services Ltd.	Bermuda
Beverage Services, Inc.	Delaware
Beverages, Foods & Service Industries, Inc.	Delaware
Blanchard, S.A.	France
Bluejay Holdings LLC	Delaware
Bogota Foods, Limited	Cayman Islands
Boquitas Fiestas LLC	Delaware
Boquitas Fiestas S.R.L	Honduras
Border Properties, Inc.	New York
Bottling Investment Chile	Bahamas
Bottling Realco Nova Scotia ULC	Canada
Bramshaw Limited	Ireland
Breckinridge, Inc.	Delaware
Britvic Holdings Limited	United Kingdom
Britvic Soft Drinks Limited	United Kingdom
BUG de Mexico, S.A. de C.V.	Mexico
Bug Holdings S. de R.L. de C.V.	Mexico
Capital Services Associates N.V.	Netherlands Antilles
Changchun Pepsi-Cola Beverage Company	China
Chipiga S. de R.L. de C.V.	Mexico
Chipima, Sociedade De Productos Alimentares, SA	Portugal
Chipsy for Food Industries SAE	Egypt
Chipsy International SAE	Egypt
Chitos International y Cia Ltd.	Guatemala
Chongqing Hua Mei Food & Beverage Company Limited	China

Chongqing Pepsi-Tianfu Beverage Co. Ltd.	China
Chongqing Tianfu Yulong Foodstuff and Beverage Company	China
CMC Investment Company	Bermuda
Columbia Foods Limited.	Cayman Islands
Comercializadora Nacional SAS, Ltda	Columbia
Comercializadora Snacks S.R.L.	Venezuela
Compania Embotelladora Nacional, S.A. de C.V.	Mexico
Copella Fruit Juice, Ltd.	United Kingdom
Copper Beach LLC	Delaware
Corina Snacks	Cyprus
Corporativo Internacional Mexicano S. de R.L. de C.V.	Mexico
Cumo Peru S.R.L.	Peru
Davlyn Realty Corporation	Delaware
Desarrollo Inmobiliario Gamesa, S.A. de C.V.	Mexico
Dhillon Kool Drinks & Beverages Ltd.	India
Distribuidora Disa de Michoacan S.A. de C.V.	Mexico
Distribuidora Disa de Uruapan, S.A. de C.V.	Mexico
Distribuidora Disa del Centro, S.A. de C.V.	Mexico
Distribuidora Interestatal, S.A. de C.V.	Mexico
Distribuidora Savoy Guatemala S.A.	Guatemala
Doritos Australia One Pty. Ltd	Australia
Doritos Australia Two Pty. Ltd	Australia
Dormant PC Ltd.	United Kingdom
D’ORO - Sociedade de Productos Alimentares, S.A.	Portugal
Duo Juice Company	Delaware
Duo Juice Company BV	Netherlands
Earthposed Limited	United Kingdom
EIEIO Beverage Company	Delaware
Elaboradora Argentina De Cereales, S.A.	Argentina
Elite Foods Ltd.	Israel
Embotelladora de Occidente S.A. de C.V.	Mexico
Empaques Constar, SA de CV	Mexico
Empaques Sewell, SA de CV	Mexico
Equipos Y Deportes Exclusivos, S.A. De C.V.	Mexico
Evercrisp Snack Productos de Chile S.A.	Chile
Export Development Corp.	Delaware
Fabrica de Productos Alimenticios Rene Sociedad Anemima a Una SCA	Guatemala
Fabrica de Productos Rene LLC	Delaware
Farm Produce (Australia) Pty. Ltd.	Australia
Fester Industria Alimenticia Ltda.	Brazil
FL Holding, Inc.	Delaware
FLI Andean LLC	Delaware
FLI Columbia, LLC	Delaware
FLI Snacks Andean, GP, LLC	Delaware
Florida International Fruschtsaft	Germany
FLRC, Inc.	California
Frito-Lay Australia Holdings Pty Ltd.	Australia
Frito-Lay Columbia Ltda.	Columbia
Frito-Lay Distribution OOO	Russia
Frito-Lay Dominicana S.A.	Dominican Republic
Frito-Lay Foods Limited	United Kingdom
Frito-Lay France SA	France

Frito-Lay Gida Sanayi Ve Ticaret A.S.	Turkey
Frito-Lay Holdings C.V.	Netherlands
Frito-Lay Holdings Limited	United Kingdom
Frito-Lay India	India
Frito-Lay Investments B.V.	Netherlands
Frito-Lay Manufacturing OOO	Russia
Frito-Lay Mexico SRL de CV	Mexico
Frito-Lay Netherlands Holding B.V	Netherlands
Frito-Lay Poland Sp.zo.o.	Poland
Frito-Lay Taiwan Co. Ltd.	Taiwan
Frito-Lay Trading Company (Europe) Gmbh	Switzerland
Frito-Lay Trading Company Gmbh	Switzerland
Frito-Lay Trinidad Unlimited	Trinidad Tobago
Frito-Lay Venezuela S.A.	Venezuela
Frito-Lay, Inc.	Delaware
Fuzhou Pepsi-Cola Beverage Company Limited	China
Gamesa S. de R.L. de C.V.	Mexico
Gamesa USA, Inc.	Delaware
Gamesa, LLC	Delaware
Gas Natural de Merida SA de CV	Mexico
Gatorade de Mexico S. de R.L. de C.V.	Mexico
Gatorade Limited	United Kingdom
Gatorade Portugal Services Da Marketing S.A.	Portugal
Gatorade Puerto Rico Co.	Puerto Rico
General Cinema Beverages, Inc.	Delaware
Golden Grain Company	California
Goldfinch Holdings, LLC	Delaware
Green Hemlock LLC	Delaware
Greenville Holding Corp.	New Jersey
Grupo Gamesa, S. de R.L. de C.V.	Mexico
Guangzhou Flavours Development Corporation	China
Guangzhou Pepsi-Cola Beverage Co. Ltd.	China
Guangzhou Quaker Oats Beverages & Food Co. Ltd.	China
Guangzhou Tropicana Beverages Co., Ltd.	China
Guilin Pepsi-Cola Beverage Company, Ltd.	China
Harinera Monterrey, S.A. de C.V.	Mexico
Heathland, LP	Delaware
Hillbrook Insurance Company, Inc.	Vermont
Holland Snacks S.A. de C.V.	Mexico
Homefinding Company of Texas	Texas
Hostess-FL NRO ULC	Canada
Hurdell Holdings LLC	Delaware
Hurdell Holdings S. de R.L.	Mexico
Importadora Gator, S.A. de C.V.	Mexico
Impulse Action Ltd.	United Kingdom
Inmobiliaria Guesa S.A. de C.V.	Mexico
Inmobiliaria Interamericana, S.A. De C.V.	Mexico
Integrated Beverage Services (Bangladesh) Ltd.	Bangladesh
International Bottlers Almaty Ltd	Kazakstan
International Kas AG	Liechtenstein
Inversiones PFI Chile Limitada	Chile
Inversiones Santa Coloma S.A.(Venezuela)	Venezuela
Japan Frito-Lay Ltd.	Japan

JFS Enterprises, Inc.	Florida
Jinan Pepsi-Cola Beverage Company Limited	China
Jordan Ice and Aerated Water Ltd.	Jordan
Jungla Mar del Sur	Costa Rica
Kirin-Tropicana, Inc.	Japan
KRJ Holdings, S.R.L. de C.V.	Mexico
Kyle Receivables Ltd.	Ireland
Larragana Holdings 1, LLC	Delaware
Larragana Holdings 2, LLC	Delaware
Larragana Holdings 3, LLC	Delaware
Larragana Holdings 4, LLC	Delaware
Larragana Holdings 5, LLC	Delaware
Larragana, S.L.	Spain
Latin American Holdings Ltd.	Cayman Islands
Latin American Snack Foods ApS	Denmark
Latin Foods LLC	Delaware
Latvia Snacks Ltd.	Latvia
L’Igloo, S.A.	France
Lithuanian Snacks Ltd.	Lithuania
Long Bay, Inc.	Delaware
Looza NV	Belgium
Looza USA, Inc.	Delaware
L-P Investment LLC	Delaware
Malpensa Consultadoria E Servicos Lda	Portugal
Maple Limited	Cayman Islands
Matudis - Comercio de Productos Alimentaries, Limited	Portugal
Matutano - Sociedade de Productos Alimentares, Unipesoal Lda.	Portugal
Meadowlark Holdings LLC	Delaware
Mexhut, Inc.	Delaware
Mexichip, Inc.	Delaware
Mexsport, Inc.	Delaware
Midland Bottling Co.	Delaware
Mountain Dew Marketing, Inc.	Delaware
Mountainview Insurance Company, Inc.	Vermont
Nanchang Pepsi-Cola Beverage Company Ltd.	China
Nanjing Pepsi-Cola Beverage Company Limited	China
Nasser	Ireland
National Beverages, Inc.	Florida
NCJV, Inc.	Delaware
New Age Beverages Ltd	South Africa
New Century Beverage Company	California
New Generation Beverages Pty. Ltd.	Australia
North Pacific Territories Holding Company	Washington
Ole Springs	Sri Lanka
Opco Holding, Inc.	Delaware
Orion Frito-Lay Corporation	Korea
OTG Development, Inc.	Delaware
P.T. Indofood Frito-Lay Makmur.	Indonesia
P.T. Pepsi-Cola IndoBeverage	Indonesia
Pagam Corporation	Delaware
Panagarh Marketing Company Limited	India
Panimex, Inc.	Mauritius
Papas Chips	Uruguay

Pasteleria Vienesa, C.A.	Venezuela
PBI Fruit Juice Company BVBA	Belgium
PCBL, LLC	Delaware
PCI Bahamas Investment Co.	Delaware
PCM Finance LLC	Delaware
PEI e Companhia	Portugal
PEI N.V.	Netherlands Antilles
Peninsular Beverage Service Sdn. Bhd.	Malaysia
Pepsi Bottling Holdings, Inc.	Delaware
Pepsi Bottling Ventures, LLC	Delaware
Pepsi Bugshan Investment Co.	Egypt
Pepsi- Cola Ukraine	Ukraine
Pepsi Foods Private Limited	India
Pepsi India Exports	India
Pepsi International Bottling System, Inc.	Delaware
Pepsi Lipton International Ltd.	Ireland
Pepsi Overseas (Investments) Partnership	Canada
Pepsi Promotions, Inc.	Delaware
Pepsi Srl	Italy
Pepsi-Asia Beverage Co. Ltd.	China
Pepsi-BeiBing Yang Beverage Co. Ltd.	China
PepsiCo & Cia	Brazil
PepsiCo (China) Ltd.	China
PepsiCo (India) Holdings Private Limited	India
PepsiCo (Ireland) Limited	Ireland
PepsiCo Antilles Holdings N.V.	Netherlands Antilles
PepsiCo Australia Holdings Pty. Ltd.	Australia
PepsiCo Beverage (Guangzhou) Ltd.	China
PepsiCo Beverage International Vietnam Company	Vietnam
PepsiCo Beverages (Hong Kong) Limited	Hong Kong
PepsiCo Beverages International Ltd.	Nigeria
PepsiCo Beverages Italia Srl	Italy
PepsiCo Beverages Switzerland GmBH	Switzerland
PepsiCo Canada (Holdings) Co.	Canada
PepsiCo Canada Finance LLC	Delaware
PepsiCo Captive Holdings, Inc.	Delaware
PepsiCo Comercial Exportadora	Brazil
PepsiCo de Argentina S.R.L.	Argentina
PepsiCo de Mexico S.A. de C.V.	Mexico
PepsiCo do Brasil Ltda.	Brazil
PepsiCo do Brazil Holdings Ltda.	Brazil
PepsiCo Espana Inversiones S.L.	Spain
PepsiCo Estonia	Estonia
PepsiCo Finance (Antilles A) N.V.	Delaware
PepsiCo Finance (Antilles B) N.V.	Netherlands Antilles
PepsiCo Finance (South Africa) (Proprietary) Ltd.	South Africa
PepsiCo Finance (U.K.) Ltd.	United Kingdom
PepsiCo Finance Europe Ltd.	United Kingdom
PepsiCo Finance Luxembourg Ltd.	United Kingdom
PepsiCo Fleet Services Limited	United Kingdom
PepsiCo Foods & Beverages International Limited	United Kingdom
PepsiCo Foods (China) Co. Ltd.	China
PepsiCo Foods Canada Inc.	Canada

PepsiCo Foods Canada, Inc.	Canada
PepsiCo Foods Hellas	Greece
PepsiCo Foods International Holdings, Inc.	Delaware
PepsiCo Foods International Pte Ltd.	Singapore
PepsiCo Foreign Sales Corporation	Barbados
PepsiCo France SNC	France
PepsiCo Global Investment Holding Limited	Ireland
PepsiCo Global Investments B.V.	Netherlands
PepsiCo Global Investments II BV	Netherlands
PepsiCo Holdings	United Kingdom
PepsiCo Holdings Hong Kong Limited	Hong Kong
PepsiCo International (Gulf) FZE	United Arab Emerites
PepsiCo International Ireland	Ireland
PepsiCo International Ltd.	United Kingdom
PepsiCo International Trading (Shanghai) Ltd.	China
PepsiCo Investment (China) Ltd.	China
PepsiCo Investments (Europe) I B.V.	Netherlands
PepsiCo Investments (Europe) II B.V.	Netherlands
PepsiCo Investments Denmark Ltd I ApS	Denmark
PepsiCo Light BV	Netherlands
PepsiCo Mauritius Holdings Inc.	Mauritius
PepsiCo Max BV	Netherlands
PepsiCo Nordic Denmark A/S	Denmark
PepsiCo Nordic Finland OY	Finland
PepsiCo Nordic Norway A/S	Norway
PepsiCo Nordic Sweden AB	Sweden
PepsiCo One BV	Netherlands
PepsiCo Overseas Corporation	Delaware
PepsiCo Pacific Trading Company, Limited	Hong Kong
PepsiCo Pension Management Services, Ltd.	Delaware
PepsiCo Products B.V.	Netherlands
PepsiCo Property Management Limited	United Kingdom
PepsiCo Puerto Rico, Inc.	Delaware
PepsiCo Services International Inc.	Delaware
PepsiCo U.K. Pension Trust Limited	United Kingdom
PepsiCo World Trading Company, Inc.	Delaware
Pepsi-Cola (Bermuda) Limited	Bermuda
Pepsi-Cola (Thai) Trading Company Limited	Thailand
Pepsi-Cola A/O	Russia
Pepsi-Cola Advertising and Marketing, Inc.	Delaware
Pepsi-Cola Belgium S.A.	Belgium
Pepsi-Cola Bottlers Holding, C.V.	Netherlands
Pepsi-Cola Bottling Co. of Los Angeles	California
Pepsi-Cola Bottling Company of Ohio, Inc.	Delaware
Pepsi-Cola Bottling Company Of St. Louis, Inc.	Missouri
Pepsi-Cola Canada Ltd.	Canada
Pepsi-Cola Company	Delaware
Pepsi-Cola de Honduras S.R.L.	Honduras
Pepsi-Cola East Africa Ltd.	United Kingdom
Pepsi-Cola Egypt	Egypt
Pepsi-Cola Equipment Corp.	New York
Pepsi-Cola Far East Trade Development Co., Inc.	Philippines
Pepsi-Cola Fountain Company, Inc.	Delaware

Pepsi-Cola Gesellschaft M.B.H.	Austria
Pepsi-Cola Gmbh	Germany
Pepsi-Cola Industrial Da Amazonia Ltda.	Brazil
Pepsi-Cola Interamericana de Guatemala S.A.	Guatemala
Pepsi-Cola International (Cyprus) Limited	Cyprus
Pepsi-Cola International (PVT) Limited	Pakistan
Pepsi-Cola International Limited	Bermuda
Pepsi-Cola International Limited (U.S.A.)	Delaware
Pepsi-Cola International Tanitim Ltd.	Turkey
Pepsi-Cola International, Cork	Ireland
Pepsi-Cola Kft. Hungary	Hungary
Pepsi-Cola Korea, Co. Ltd.	Korea
Pepsi-Cola Latin American Brands, S. de R.L. de C.V.	Netherlands
Pepsi-Cola Magreb	Morocco
Pepsi-Cola Mamulleri Limited Sirketi	Turkey
Pepsi-Cola Management and Administrative Services, Inc.	Delaware
Pepsi-Cola Manufacturing (Ireland)	Ireland
Pepsi-Cola Manufacturing (Mediterranean) Limited	Bermuda
Pepsi-Cola Manufacturing Company Of Uruguay S.R.L.	Uruguay
Pepsi-Cola Manufacturing International, Limited	Bermuda
Pepsi-Cola Marketing Corp. Of P.R., Inc.	Puerto Rico
Pepsi-Cola Mediterranean, Ltd.	Delaware
Pepsi-Cola Metropolitan Bottling Company, Inc.	New Jersey
Pepsi-Cola Metropolitan, LLC	Delaware
Pepsi-Cola Mexicana, S.A. de C.V.	Mexico
Pepsi-Cola Operating Company Of Chesapeake And Indianapolis	Delaware
Pepsi-Cola Panamericana S.C.R. Ltda.	Peru
Pepsi-Cola Panamericana, LLC	Delaware
Pepsi-Cola Panamericana, S.R.L.	Venezuela
Pepsi-Cola Portugal, Marketing E Servicios de Bebidas Lda.	Portugal
Pepsi-Cola Products Philippines, Inc.	Philippines
Pepsi-Cola Sales and Distribution, Inc.	Delaware
Pepsi-Cola Tea Company	Delaware
Pepsi-Cola Technical Operations, Inc.	Delaware
Pepsi-Cola Trading Ireland	Ireland
Pepsi-Cola Venezuela C.A.	Venezuela
PFI Agriculture Europe Ltd.	United Kingdom
PFI Italia S.R.L.	Italy
PGCC, Inc.	Delaware
PIE Holdings Limited	Ireland
Pine International LLC	Delaware
Pizza Hut, Inc.	Delaware
Planters UK Limited	United Kingdom
PlayCo, Inc.	Delaware
Polis SRL	Italy
Praga 45, Inc.	Delaware
Prestwick, Inc.	Delaware
Productos Gatorade de Mexico S. de R.L. de C.V.	Mexico
Productos Industrializados Saltillo, S.A.	Mexico
Productos Quaker, Limitada.	Colombia
Productos S.A.S. C.V.	Netherlands
Productos SAS Management B.V.	Netherlands
Progress Service, Inc.	Florida

PRS, Inc.	Delaware
PT Gatorade Indonesia	Indonesia
Punch N.V.	Netherlands Antilles
Putnam Holdings, Inc.	Delaware
PV Merger Corp.	Illinois
QFL OHQ Sdn Bhd.	Malaysia
QTG Canada, Inc.	Canada
Quaker Bebidas, S.L.	Spain
Quaker Beverages Italia S.P.A.	Italy
Quaker Brazil Ltda.	Brazil
Quaker De Chile Limitada	Delaware
Quaker Development B.V.	Netherlands
Quaker Europe Ltd.	United Kingdom
Quaker European Beverages, LLC	Delaware
Quaker European Investments B.V.	Netherlands
Quaker Foods Ltd.	United Kingdom
Quaker Global Investments B.V.	Netherlands
Quaker Holdings (UK) Ltd.	United Kingdom
Quaker Manufacturing, LLC	Delaware
Quaker Mexico Holdings, LLC
Quaker Oats (Shanghai) Food Co. Ltd.	China
Quaker Oats Asia, Inc.	Delaware
Quaker Oats Australia Pty. Ltd.	Australia
Quaker Oats Capital Corporation	Delaware
Quaker Oats Europe LLC	Delaware
Quaker Oats Europe, Inc.	Delaware
Quaker Oats Holdings, Inc.	Delaware
Quaker Oats Japan, Ltd.	Japan
Quaker Oats Limited	United Kingdom
Quaker Oats Philippines, Inc.	Delaware
Quaker Oats Puerto Rico, Inc.	Puerto Rico
Quaker Oats, B.V.	Netherlands
Quaker Old Trading Ltd.	United Kingdom
Quaker Products (Malaysia)Sdn. B	Malaysia and Delaware
Quaker Products Limited	United Kingdom
Quaker Products Manufacturing, Import, Export & Marketing Ltd. Co.	Turkey
Quaker Sales & Distribution, Inc.	Delaware
Quaker South Africa, Inc.	Delaware
Quaker Subco Ltd.	United Kingdom
Quaker Trading Ltd.	United Kingdom
Quic, Ltd.	Bermuda
Quixley Limited	British Virgin Islands
Recot, Inc.	Delaware
Red Maple LLC	Delaware
Refrigerantes sul riograndenses S.A.	Brazil
Regia-Comercial E Publicidade Ltda.	Brazil
Rolling Frito-Lay Sales, LP	Delaware
Ruscan, Inc.	New York
S.V.E. (Hungary) Trading and Manufacturing Limited	Hungary
S.W. Frito-Lay, Ltd	Texas
Sabritas de Costa Rica, S. de R.L.	Costa Rica
Sabritas de Panama, SA	Panama

Sabritas y Compania, SCA	El Salvador
Sabritas, LLC	Delaware
Sabritas, S.A. de R.L. de C.V.	Mexico
Saudi Snack Foods Company Limited	Saudi Arabia
Savoy Austral Limited	Cayman Islands
Senrab Limited	Ireland
Serm Suk Public Company Limited	Thailand
Servicios Calificados, S.A. de C.V.	Mexico
Servicios Chipiga S. de R.L. de C.V.	Mexico
Servicios Operativos Gatorade de Mexico S. de R.L. de C.V.	Mexico
Seven-Up Asia, Inc.	Missouri
Seven-Up Canada Co.	Canada
Seven-Up Europe Ltd	United Kingdom
Seven-Up Great Britain, Inc.	Missouri
Seven-Up Ireland Limited	Ireland
Seven-Up Light BV	Netherlands
Seven-Up Marketing, S.A.	Delaware
Seven-Up Nederland B.V.	Netherlands
Seven-Up Southern Hemisphere, Inc.	Missouri
Shanghai PepsiCo Snacks Company Limited	China
Shanghai Pepsi-Cola Beverage Company Ltd.	China
Shanghai Tropicana Beverages Co., Ltd.	China
Shanghi Quaker Oats Beverages Co. Ltd.	China
Shenzhen Pepsi-Cola Beverage Co. Ltd.	China
Sichuan Pepsi-Cola Beverage Co. Ltd.	China
SIH International LLC	Delaware
Sika Silk Company Limited	China
Simba	South Africa
Smartfoods, Inc.	Delaware
Smiths Crisps Limited	United Kingdom
Smiths Food Group, B.V.	Netherlands
Snack Food Belgium S.A.	Belgium
Snack Food Holdings C.V.	Netherlands
Snack Food Investments GmBH	Switzerland
Snack Food Investments II GmBH	Switzerland
Snack Ventures Europe SCA	Belgium
Snack Ventures Inversiones, S.L.	Spain
Snack Ventures Manufacturing, S.L.	Spain
Snacks America Latina Ecuador Cia. Ltda	Ecuador
Snacks America Latina Peru S.R.L.	Peru
Snacks America Latina S.R.L	Peru
Snacks America Latina Venezuela S.R.L.	Venezuela
Snacks Guatemala, Ltd.	Bermuda
Snacks Ventures S.A.	Spain
SoBe Operating Corp., Inc.	Delaware
Societe Moderne Libanaise Pour Le Commerce	Lebanon
Soda Bottler Limited	Tanazania
South Beach Beverage Company, Inc.	Delaware
Special Edition Beverages Limited	New Zealand
Special Editions Enterprises Ltd.	New Zealand
Sportmex Internacional, S.A. De C.V.	Mexico
Stokley-Van Camp Inc.	Indiana
SVC Equipment Company	Delaware

SVC Latin America, Inc.	Delaware
SVC Latin America, LLC	Delaware
SVC Logistics, Inc.	Delaware
SVC Manufacturing, Inc.	Delaware
SVE Italia	Italy
SVE Russia Holdings GmbH	Germany
Tastes of Adventures Pty. Ltd.	Australia
Tasty Foods S.A.	Greece
TFL Holdings, Inc.	Delaware
The Beverage S.R.L.	Italy
The Concentrate Manufacturing Company Of Ireland	Ireland
The Gatorade Company	Delaware
The Gatorade Company of Australia Pty Ltd.	Australia
The Original Pretzel Company Pty. Ltd.	Australia
The Quaker Oats Company	New Jersey
The Radical Fruit Company of New York	Ireland
The Smiths Snack Food Company Pty. Ltd.	Australia
Tianjin PepsiCo Foods Co. Ltd.	China
Tianjin Pepsi-Cola Beverage Company Limited	China
Tobaco Snack Holding LLC	Delaware
TPI Urban Renewal Corporation	New Jersey
Tropicana Alvalle S.A.	Spain
Tropicana Beverage (Huizhou) Co. Ltd.	China
Tropicana Beverages Company	India
Tropicana Beverages Greater China Limited	Hong Kong
Tropicana Beverages Ltd.	Hong Kong
Tropicana Europe NV	Belgium
Tropicana France S. A.	France
Tropicana Industrial Glass Co.	Florida
Tropicana Inversiones, S. L.	Spain
Tropicana Looza Benelux BVBA	Belgium
Tropicana Manufacturing Company	Delaware
Tropicana Payroll, Inc.	Florida
Tropicana Products (Europe) GmbH	Germany
Tropicana Products Sales, Inc.	Delaware
Tropicana Products, Inc.	Delaware
Tropicana Sweden AB	Sweden
Tropicana Transportation Corporation	Delaware
Tropicana United Kingdom Ltd.	United Kingdom
Twinpack Atlantic Inc.	Canada
Twisties Australia One Pty. Ltd	Australia
Twisties Australia Two Pty. Ltd	Australia
Ukrainian Developmental Corp.	Ukraine
United Foods Company S.A.	Brazil
Valores Bermuda S.R.L.	Venezuela
Valores Mapumar	Venezuela
Veurne Snack foods BVBA	Belgium
Vista Fountain Equipment, LLC	Delaware
Walker Snacks (Distribution) Ltd.	United Kingdom
Walkers (Nominees ) Limited	United Kingdom
Walkers Acquisition Company Limited	United Kingdom
Walkers Crisps Limited	United Kingdom
Walkers Group Limited	United Kingdom

Walkers Intermediate Holding Company Limited	United Kingdom
Walkers Snack Foods Limited	United Kingdom
Walkers Snacks Ltd.	United Kingdom
Walkers Snacks Services Limited	United Kingdom
Weinkellerei Franz Weber GmbH, Nierstein	Germany
Wetter Beverage Company	Delaware
Wilson International Sales Corporation	Delaware
Wotsits Brands Limited	United Kingdom
Wuhan Pepsi-Cola Beverage Co. Ltd.	China